                                                                   Exhibit 10.4
                                                               [Executive Copy]
                                AMENDMENT NO. 2
                                       TO
                          MASTER REPURCHASE AGREEMENT

     THIS AMENDMENT NO. 2, made as of July 30, 1997 ("Amendment No. 2"), by and among MERRILL LYNCH MORTGAGE CAPITAL INC. ("MLMCI") and ALLIED CAPITAL COMMERCIAL CORPORATION ("ALCC") and BUSINESS MORTGAGE INVESTORS, INC. ("BMI").

                                R E C I T A L S

     WHEREAS, MLMCI and the Obligors have previously entered into a Master Repurchase Agreement (including the Supplemental Terms set forth in Annex I thereto) dated as of March 22, 1996, as amended by Amendment No. 1 thereto dated as of November 11, 1996 (collectively, the "Agreement"); and

     WHEREAS, MLMCI and the Obligors desire to make certain modifications to the Agreement as described herein and to confirm their understanding that Transactions representing a portion of the maximum permitted outstanding Purchase Price under the Agreement shall be at the sole discretion of MLMCI;

     NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     Section 1. Definitions. a. Capitalized terms used herein and not otherwise defined shall have the meanings assigned in the Agreement. Capitalized terms used in the Agreement whose definitions are modified in Amendment No. 2 shall, for all purposes of the Agreement, be deemed to have such modified definitions.

     b. The definition of "Indebtedness" is hereby amended and restated as follows:

     "Indebtedness" as used herein, whether or not capitalized, shall mean, as to any Person, all items of indebtedness which, in accordance with GAAP and the practices thereof, would be included in determining liabilities as shown on the liability side of a statement of condition of such Person as of the date as of which indebtedness is to be determined, including, without limitation, all obligations for money borrowed and capitalized lease obligations, and shall also include all indebtedness and liabilities of others assumed or guaranteed by such Person or in respect of which such Person is secondarily or contingently liable (other than by endorsement of instruments in the course of collection) whether by reason of any agreement to acquire such indebtedness or to supply or advance sums or otherwise, but shall exclude any non-recourse indebtedness.

     Section 2. Representations, Warranties and Covenants.

a. Paragraph 9(b) of the Supplemental Terms is hereby amended by adding the following clause at the end thereof:

     "(x) The Custodian is not controlled by, an affiliate of or under common control with an Obligor."

b. Paragraph 9(d)(ix) of the Supplemental Terms is hereby amended by deleting such clause in its entirety and substituting the following therefor:

     "(ix) As of any date of determination, the aggregate outstanding Repurchase
           Price attributable to Transactions involving Category IV Loans shall not exceed the lesser of (1) 15% of the aggregate outstanding Repurchase Price attributable to all Transactions involving Mortgage Loans and (2) $10,000,000."

c. Paragraph 9(d) of the Supplemental Terms is hereby amended by adding the following clause at the end thereof:

     "(x) The Custodian shall not at any time be controlled by, an affiliate of or under common control with an Obligor."

     Section 3. Additional Events of Termination. Paragraph 11(i) of the Supplemental Terms is hereby deleted in its entirety and replaced with the following:

     "(i) The ratio of (i) total Indebtedness of an Obligor to (ii) Book Net
          Worth of such Obligor shall exceed 3 to 1;"

     Section 4. Termination. Paragraph 20 of the Supplemental Terms is hereby deleted in its entirety and replaced with the following:

     Notwithstanding any provisions of Paragraph 15 of the Master Repurchase Agreement to the contrary, the Agreement, as amended hereby, and all Transactions outstanding hereunder shall terminate automatically without any requirement for notice on the date occurring eighteen (18) calendar months after the date as of which Amendment No. 2 to the Agreement is entered into; provided, however, that the Agreement, as amended hereby, and any Transaction outstanding hereunder may be extended by mutual agreement of MLMCI and the Obligors; and provided further, however, that neither MLMCI nor the Obligors shall be obligated to agree to such an extension.

     Section 5. Maximum Transaction Amount. Paragraph 21 of the Supplemental Terms is hereby deleted in its entirety and replaced with the following:

     21. MAXIMUM TRANSACTION AMOUNT. The aggregate outstanding Repurchase Price for the Purchased Securities subject to this Agreement as of any date of determination shall not exceed (i) $250,000,000 less (ii) all outstanding indebtedness of ALCC under the ALCC Master Repurchase Agreement.

     Section 6. Certain Transactions Optional.

     a. Notwithstanding any agreement between an Obligor and MLMCI or among the Obligors, MLMCI and any third party, whether written or oral, MLMCI may reject any Mortgage Loan or any other asset from inclusion in a Transaction hereunder if it reasonably believes that such Mortgage Loan or other asset does not conform to the requirements for financing set forth herein. Each Obligor shall provide any documentation or other information requested by MLMCI in connection with the evaluation of any Mortgage Loan or other asset promptly upon request by MLMCI.

     b. Notwithstanding any agreement between an Obligor and MLMCI or among the Obligors, MLMCI and any third party, whether written or oral, and any provision of the Agreement, as amended hereby, to the contrary notwithstanding, the entering into any Transaction hereunder that would cause the aggregate outstanding Purchase Price to be in excess of $100,000,000 shall be discretionary on the part of MLMCI.

     Section 7. Expenses. The Obligors shall be jointly and severally liable for the payment of their own expenses and all reasonable out-of-pocket costs and expenses (including fees and disbursements of counsel) of MLMCI: (1) incident to the preparation and negotiation of the Agreement as amended hereby, the Custodial Agreement and any documents relating thereto; (2) incident to the preparation and negotiation of any amendments or waivers thereto, and the protection of the rights of MLMCI thereunder; and (3) incident to the enforcement of payment of amounts due under the Agreement as amended hereby or the Custodial Agreement, whether by judicial proceedings or otherwise, including, without limitation, in connection with bankruptcy, insolvency, liquidation, reorganization, moratorium or other similar proceedings involving an Obligor. Notwithstanding any provision hereof to the contrary, the obligations of the Obligors to pay MLMCI's expenses as set forth herein shall be effective and enforceable whether or not any Transaction remains outstanding and shall survive payment of all other obligations owed by an Obligor to MLMCI.

     Section 8. Controlling Law. This Amendment No. 2 shall be governed and construed in accordance with the laws of the State of New York applicable to agreements made and entirely performed therein.

     Section 9. Interpretation. The provisions of the Agreement shall be read so as to give effect to the provisions of this Amendment No. 2.

     Section 10. Counterparts. This Amendment No. 2 may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 11. Ratification and Confirmation. As amended by this Amendment No. 2, the Agreement is hereby in all respects ratified and confirmed, and the Agreement as amended by this Amendment No. 2 shall be read, taken and construed as one and the same instrument.

     IN WITNESS WHEREOF, MLMCI and ALCC have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the date first above written.

                                    MERRILL LYNCH MORTGAGE CAPITAL INC.
                                    By: /s/ Michael Blum
                                    Name: Michael Blum
                                    Title: Director


                                    ALLIED CAPITAL COMMERCIAL CORPORATION
                                    By: /s/ John Scheurer
                                    Name: John Scheurer
                                    Title: President

                                    BUSINESS MORTGAGE INVESTORS, INC.
                                    By: /s/ John Scheurer
                                    Name: John Scheurer
                                    Title: President

                           [Merrill Lynch Letterhead]


                              As of July 30, 1997


Allied Capital Commercial Corporation
Business Mortgage Investors, Inc.
1666 K Street, N.W., Suite 901
Washington, DC 20006

          Re: Amended and Restated Master Repurchase Agreement
              among Merrill Lynch Mortgage Capital Inc.,
              Allied Capital Commercial Corporation and
              Business Mortgage Investors, Inc.
              -----------------------------------------------

Gentlemen:

     Reference is made to the letter agreement, dated March 11, 1995, as supplemented and amended prior to the date hereof (the "Letter Agreement"), among Merrill Lynch Mortgage Capital Inc. ("MLMCI"), Allied Capital Commercial Corporation ("ALCC") and Business Mortgage Investors, Inc. ("BMI") (ALCC and BMI collectively, the "Obligors"). MLMCI and the Obligors have entered into Amended and Restated Master Repurchase Agreement to be dated as of March 22, 1996, as amended by Amendment No. 1 thereto, dated as of November 11, 1996, and Amendment No. 2 thereto, dated as of July 30, 1997 (collectively, the "Amended and Restated Master Repurchase Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed in the Amended and Restated Master Repurchase Agreement.

     MLMCI hereby agrees that it will be obligated to enter into Transactions with the Obligor under the Amended and Restated Master Repurchase Agreement having a maximum aggregate Repurchase Price of $100,000,000 (the "Committed Amount") at any one time for an eighteen month period commencing on July 30, 1997 so long as the terms and conditions of the Amended and Restated Master Repurchase Agreement and the related Custody Agreement are fully satisfied and no Event of Default or event of termination thereunder has occurred and upon
(i) the payment by the Obligors to MLMCI of a fee (the "Commitment Fee") in the amount of $250,000.00 and (ii) the acceptance of this offer by the Obligors in the manner contemplated below. Any provision of this letter agreement to the contrary notwithstanding, no portion of the Committed Amount shall apply to Category IV Loans and MLMCI is under no obligation to enter into Transactions involving Category IV Loans.

     The Commitment Fee shall be in addition to any prior fee paid by the Obligors to MLMCI for committed financing and will not be refunded for any reason including, without limitation, the Obligors' election not to engage in any Transactions under the Amended and Restated Master Repurchase Agreement. Payment of the Commitment Fee will be made by wire transfer in immediately available funds to the following account:

                    Bankers NYC
                    Acct.: MLMCI Matched Book
                    Acct. No.: 00812914
                    ABA No.: 021 001 033

     The parties hereto hereby confirm that the Pricing Rate at which the Price Differential will be calculated will be a per annum percentage (i) in the case of Category I Loans, 112.5 basis points in excess of LIBOR (or such lesser number of basis points as MLMCI may determine in its sole discretion) and (ii) in the case of Category II Loans and Category III Loans, 125 basis points in excess of LIBOR (or such lesser number of basis points as MLMCI may determine in its sole discretion). As used herein, "LIBOR" shall mean the London Interbank Offered Rate for one-month United States Dollar deposits as set forth on page 8695 of Knight-Ridder as of 8:00 a.m., New York time, on the date of determination. The Pricing Rate initially will be set on the Purchase Date for each specific Transaction and will reset monthly on the last business day of each calendar month. All calculations will be made on the basis of a 360-day year and the actual number of days elapsed.

     The parties hereto hereby confirm that for all Transactions involving Mortgage Loans, the percentage used to calculate the Buyer's Margin Amount shall reflect an advance rate of (i) ninety percent (90%) in the case of Category I Loans or (ii) seventy-five percent (75%) in the case of Category II Loans and Category III Loans.

     The Obligors acknowledge that this confirmation letter, the Amended and Restated Master Repurchase Agreement, the Custody Agreement, and all documents relating thereto and transactions contemplated thereby are confidential in nature and the Obligors agree that, unless otherwise directed by a court of competent jurisdiction, each shall limit the distribution of such documents and the discussion of such transactions to such of its officers, employees, attorneys, accountants and agents as is required in order to fulfill its obligations under such documents and with respect to such transactions. Notwithstanding the foregoing, however, the Obligors may file such of the aforementioned documents with the Securities and Exchange Commission as they reasonably deem to be required by applicable law and may issue such press releases concerning the matters contemplated hereby as MLMCI may approve in its reasonable discretion; provided, however, that no such press release may refer to the Pricing Rate, the Buyer's or Seller's Margin or the Commitment Fee. Any press release so approved may be repeated by the Obligors to any person or entity making inquiry with respect thereto.

     Please confirm our mutual agreement as set forth herein and acknowledge receipt of this confirmation letter by executing the enclosed copy of this letter and returning it to Merrill Lynch Mortgage Capital Inc., Merrill Lynch World Headquarters, World Financial Center, North Tower, 8th Floor, New York, New York 10281, Attention: Timothy M. Loughlin (telecopy number (212) 449-6673). If you have any questions concerning this matter, please contact the undersigned at (212) 449-5939.

                                             Very truly yours,

                                             MERRILL LYNCH MORTGAGE CAPITAL INC.

                                             By: /s/ Michael A. Blum
                                                --------------------------------
                                             Name: Michael A. Blum
                                                  ------------------------------
                                             Title: Director
                                                   -----------------------------

ACCEPTED, CONFIRMED AND ACKNOWLEDGED:

ALLIED CAPITAL COMMERCIAL CORPORATION

By: /s/ John Scheurer
   ----------------------------------
Name: John Scheurer
     --------------------------------
Title: President
      -------------------------------

Date as of: July 30, 1997

BUSINESS MORTGAGE INVESTORS, INC.

By: /s/ John Scheurer
   ----------------------------------
Name: John Scheurer
     --------------------------------
Title: President
      -------------------------------

Dated as of: JULY 30, 1997

                           [Merrill Lynch Letterhead]



                                 June 25, 1997

Allied Capital Commercial Corporation
Business Mortgage Investors, Inc.
1666 K Street, N.W., Suite 901
Washington, DC 20006

      Re: Amended and Restated Master Repurchase Agreement among Merrill Lynch Mortgage Capital Inc.,
          Allied Capital Commercial Corporation and
          Business Mortgage Investors, Inc.

          and

          Master Repurchase Agreement between
          Merrill Lynch Mortgage Capital Inc. and
          Allied Capital Commercial Corporation
          ------------------------------------------------

Gentlemen:

          Reference is made to the Amended and Restated Master Repurchase Agreement, dated as of March 22, 1996 the ("ACCC/BMI Agreement"), among Merrill Lynch Mortgage Capital Inc. ("MLMCI"), Allied Capital Commercial Corporation ("ACCC") and Business Mortgage Investors, Inc. (together with ACCC, the "Obligors") and the Master Repurchase Agreement, dated as of March 22, 1996 (the "ACCC Agreement"), between MLMCI and ACCC. Reference is further made to the letter agreement, dated March 21, 1997, as amended by the letter agreements dated April 25, 1997 and May 22, 1997, each among MLMCI and the Obligors extending the terms of the ACCC/BMI Agreement and the ACCC Agreement until June 30, 1997 pursuant to the terms of such letter agreement.

          This letter is to confirm that MLMCI and the Obligors have agreed to extend the terms of the ACCC/BMI Agreement and the ACCC Agreement for a period of approximately one month on an uncommitted basis such that the termination date for each such agreement is extended to July 31, 1997. Any provision of the ACCC/BMI Agreement or the ACCC Agreement or any other document relating thereto to the contrary notwithstanding, MLMCI may in its discretion, but is not required to, enter into Transactions under the ACCC/BMI Agreement and the ACCC Agreement from the date hereof to the Revised Termination date.

          Please confirm our mutual agreement as set forth herein and acknowledge receipt of this confirmation letter by executing the enclosed copy of this letter and returning it to Merrill Lynch Mortgage Capital Inc., Merrill Lynch Work Headquarters, World Financial Center, North Tower, 8th Floor, New York, New York 10281, Attention: Timothy M. Loughlin (telecopy number (212) 449-6673). If you have any questions concerning this matter, please contact Mr. Loughlin at (212) 449-5939.

                                        Very truly yours,

                                        MERRILL LYNCH MORTGAGE CAPITAL
                                        INC.


                                        By: /S/ Daniel G Kramer
                                        Name: Daniel G. Kramer
                                        Title: Managing Director

ACCEPTED, CONFIRMED AND ACKNOWLEDGED:

ALLIED CAPITAL COMMERCIAL CORPORATION


by: /s/ John Scheurer
Name: John Scheurer
Title: President

Dated: June 25, 1997

BUSINESS MORTGAGE INVESTORS, INC.


By: /s/ John Scheurer
Name: John Scheurer
Title: President

Dated: June 25, 1997

[MERRILL LYNCH LETTERHEAD]



                                             May 22, 1997



Allied Capital Commercial Corporation
Business Mortgage Investors, Inc.
1666 K Street, N.W., Suite 901
Washington, DC 20006

     Re: Amended and Restated Master Repurchase Agreement among Merrill Lynch Mortgage Capital Inc.,
          Allied Capital Commercial Corporation and
          Business Mortgage Investors,
          Inc.

          and

          Master Repurchase Agreement between
          Merrill Lynch Mortgage Capital Inc. and
          Allied Capital Commercial Corporation
          ----------------------------------------------------------------------

Gentlemen:

     Reference is made to the Amended and Restated Master Repurchase Agreement, dated as of March 22, 1996 (the "ACCC/BMI Agreement"), among Merrill Lynch Mortgage Capital Inc. ("MLMCI"), Allied Capital Commercial Corporation ("ACCC") and Business Mortgage Investors, Inc. (together with ACCC, the "Obligors") and the Master Repurchase Agreement, dated as of March 22, 1996 (the "ACCC Agreement"), between MLMCI and ACCC. Reference is further made to the letter agreement, dated March 21, 1997, as amended by the letter agreement dated April 25, 1997, each among MLMCI and the Obligors extending the terms of the ACCC/BMI Agreement and the ACCC Agreement until May 31, 1997 pursuant to the terms of such letter agreement.

     This letter is to confirm that MLMCI and the Obligors have agreed to extend the terms of the ACCC/BMI Agreement and the ACCC Agreement for a period of approximately one month on an uncommitted basis such that the termination date for each such agreement is extended to June 30, 1997. Any provision of the ACCC/BMI Agreement or the ACCC Agreement or any other document relating thereto to the contrary notwithstanding, MLMCI may in its discretion, but is not required to, enter into Transactions under the ACCC/BMI Agreement and the ACCC Agreement from the date hereof to the Revised Termination date.

     Please confirm our mutual agreement as set forth herein and acknowledge receipt of this confirmation letter by executing the enclosed copy of this letter and returning it to Merrill Lynch Mortgage Capital Inc., Merrill Lynch Work Headquarters, World Financial Center, North Tower, 8th Floor, New York, New York 10281, Attention: Timothy M. Loughlin (telecopy number (212) 449-6673). If you have any questions concerning this matter, please contact Mr. Loughlin at (212) 449-5939.

                                             Very truly yours,

                                             MERRILL LYNCH MORTGAGE CAPITAL
                                             INC.

                                             By:
                                             ----------------------------------
                                             Name:
                                             --------------------------------
                                             Title:
                                             -------------------------------

ACCEPTED, CONFIRMED AND ACKNOWLEDGED:

ALLIED CAPITAL COMMERCIAL CORPORATION

By: /s/ John Scheurer
   ----------------------------------
Name: John Scheurer
     --------------------------------
Title: President
      -------------------------------

Dated: May 22, 1997

BUSINESS MORTGAGE INVESTORS, INC.

By: /s/ John Scheurer
   ----------------------------------
Name: John Scheurer
     --------------------------------
Title: President
      -------------------------------

Dated: May 22, 1997

                           [Merrill Lynch Letterhead]

                                 May 22, 1997

Allied Capital Commercial Corporation
Business Mortgage Investors, Inc.
1666 K Street, N.W., Suite 901
Washington, DC 20006

      Re: Amended and Restated Master Repurchase Agreement among Merrill Lynch Mortgage Capital Inc.,
          Allied Capital Commercial Corporation and
          Business Mortgage Investors, Inc.

          and

          Master Repurchase Agreement between
          Merrill Lynch Mortgage Capital Inc. and
          Allied Capital Commercial Corporation
          ------------------------------------------------

Gentlemen:

          Reference is made to the Amended and Restated Master Repurchase Agreement, dated as of March 22, 1996 (the "ACCC/BMI Agreement"), among Merrill Lynch Mortgage Capital Inc. ("MLMCI"), Allied Capital Commercial Corporation ("ACCC") and Business Mortgage Investors, Inc. (together with ACCC, the "Obligors") and the Master Repurchase Agreement, dated as of March 22, 1996 (the "ACCC Agreement"), between MLMCI and ACCC. Reference is further made to the letter agreement, dated March 21, 1997, as amended by the letter agreement dated April 25, 1997, each among MLMCI and the Obligors extending the terms of the ACCC/BMI Agreement and the ACCC Agreement until May 31, 1997 pursuant to the terms of such letter agreement.

          This letter is to confirm that MLMCI and the Obligors have agreed to extend the terms of the ACCC/BMI Agreement and the ACCC Agreement for a period of approximately one month on an uncommitted basis such that the termination date for each such agreement is extended to June 30, 1997. Any provision of the ACCC/BMI Agreement or the ACCC Agreement or any other document relating thereto to the contrary notwithstanding, MLMCI may in its discretion, but is not required to, enter into Transactions under the ACCC/BMI Agreement and the ACCC Agreement from the date hereof to the Revised Termination date.

     Please confirm our mutual agreement as set forth herein and acknowledge receipt of this confirmation letter by executing the enclosed copy of this letter and returning it to Merrill Lynch Mortgage Capital Inc., Merrill Lynch Work Headquarters, World Financial Center, North Tower, 8th Floor, New York, New York 10281, Attention: Timothy M. Loughlin (telecopy number (212) 449-6673). If you have any questions concerning this matter, please contact Mr. Loughlin at (212) 449-5939.

                                             Very truly yours,

                                             MERRILL LYNCH MORTGAGE CAPITAL
                                             INC.

                                             By:
                                             ----------------------------------
                                             Name:
                                             --------------------------------
                                             Title:
                                             -------------------------------

ACCEPTED, CONFIRMED AND ACKNOWLEDGED:

ALLIED CAPITAL COMMERCIAL CORPORATION

By: /s/ John Scheurer
   ----------------------------------
Name: John Scheurer
     --------------------------------
Title: President
      -------------------------------

Dated: May 22, 1997

BUSINESS MORTGAGE INVESTORS, INC.

By: /s/ John Scheurer
   ----------------------------------
Name: John Scheurer
     --------------------------------
Title: President
      -------------------------------

Dated: May 22, 1997

                                             April 25, 1997



Allied Capital Commercial Corporation
Business Mortgage Investors, Inc.
1666 K Street, N.W., Suite 901
Washington, DC 20006

     Re: Amended and Restated Master Repurchase Agreement among Merrill Lynch Mortgage Capital Inc., Allied Capital Commercial Corporation and Business Mortgage Investors, Inc.

          and

          Master Repurchase Agreement between Merrill Lynch Mortgage Capital Inc. and Allied Capital Commercial Corporation
          ----------------------------------------------------------------------

Gentlemen:

     Reference is made to the Amended and Restated Master Repurchase Agreement, dated as of March 22, 1996 the "ACCC/BMI Agreement"), among Merrill Lynch Mortgage Capital Inc. ("MLMCI"), Allied Capital Commercial Corporation ("ACCC") and Business Mortgage Investors, Inc. (together with ACCC, the "Obligors") and the Master Repurchase Agreement, dated as of March 22, 1996 (the "ACCC Agreement"), between MLMCI and ACCC. Reference is further made to the letter agreement, dated March 21, 1997, among MLMCI and the Obligors extending the terms of the ACCC/BMI Agreement and the ACCC Agreement until April 30, 1997 pursuant to the terms of such letter agreement.

     This letter is to confirm that MLMCI and the Obligors have agreed to extend the terms of the ACCC/BMI Agreement and the ACCC Agreement for a period of approximately one month on an uncommitted basis such that the termination date for each such agreement is extended to May 31, 1997. Any provision of the ACCC/BMI Agreement or the ACCC Agreement or any other document relating thereto to the contrary notwithstanding, MLMCI may in its discretion, but is not required to, enter into Transactions under the ACCC/BMI Agreement and the ACCC Agreement from the date hereof to the Revised Termination date.

     Please confirm our mutual agreement as set forth herein and acknowledge receipt of this confirmation letter by executing the enclosed copy of this letter and returning it to Merrill Lynch Mortgage Capital Inc., Merrill Lynch Work Headquarters, World Financial Center, North Tower, 8th Floor, New York, New York 10281, Attention: Timothy M. Loughlin (telecopy number (212) 449-6673). If you have any questions concerning this matter, please contact Mr. Loughlin at (212) 449-5939.

                                             Very truly yours,

                                             MERRILL LYNCH MORTGAGE CAPITAL
                                             INC.

                                             By: /s/ Michael Blum
                                             ----------------------------------
                                             Name: Michael Blum
                                             --------------------------------
                                             Title: Director
                                             -------------------------------

ACCEPTED, CONFIRMED AND ACKNOWLEDGED:

ALLIED CAPITAL COMMERCIAL CORPORATION

By: /s/ John Scheurer
   ----------------------------------
Name: John Scheurer
     --------------------------------
Title: President
      -------------------------------

Dated: April 25, 1997

BUSINESS MORTGAGE INVESTORS, INC.

By: /s/ John Scheurer
   ----------------------------------
Name: John Scheurer
     --------------------------------
Title: President
      -------------------------------

Dated: April 25, 1997

                                             March 21, 1997



Allied Capital Commercial Corporation
Business Mortgage Investors, Inc.
1666 K Street, N.W., Suite 901
Washington, DC 20006

     Re: Amended and Restated Master Repurchase Agreement among Merrill Lynch Mortgage Capital Inc., Allied Capital Commercial Corporation and Business Mortgage Investors, Inc.

          and

          Master Repurchase Agreement between Merrill Lynch Mortgage Capital Inc. and Allied Capital Commercial Corporation
          ----------------------------------------------------------------------

Gentlemen:

     Reference is made to the Amended and Restated Master Repurchase Agreement, dated as of March 22, 1996 the "ACCC/BMI Agreement"), among Merrill Lynch Mortgage Capital Inc. ("MLMCI"), Allied Capital Commercial Corporation ("ACCC") and Business Mortgage Investors, Inc. (together with ACCC, the "Obligors") and the Master Repurchase Agreement, dated as of March 22, 1996 (the "ACCC Agreement"), between MLMCI and ACCC.

     This letter is to confirm that MLMCI and the Obligors have agreed to extend the terms of the ACCC/BMI Agreement and the ACCC Agreement for a period of approximately one month on an uncommitted basis such that the termination date for each such agreement is extended to April 30, 1997. Any provision of the ACCC/BMI Agreement or the ACCC Agreement or any other document relating thereto to the contrary notwithstanding, MLMCI may in its discretion, but is not required to, enter into Transactions under the ACCC/BMI Agreement and the ACCC Agreement from the date hereof to the Revised Termination date.

     Please confirm our mutual agreement as set forth herein and acknowledge receipt of this confirmation letter by executing the enclosed copy of this letter and returning it to Merrill

Lynch Mortgage Capital Inc., Merrill Lynch Work Headquarters, World Financial Center, North Tower, 8th Floor, New York, New York 10281, Attention: Timothy M. Loughlin (telecopy number (212) 449-6673). If you have any questions concerning this matter, please contact Mr. Loughlin at (212) 449-5939.

                                             Very truly yours,

                                             MERRILL LYNCH MORTGAGE CAPITAL
                                             INC.

                                             By: /s/ Daniel G. Kramer
                                             ----------------------------------
                                             Name: Daniel G. Kramer
                                             --------------------------------
                                             Title: Vice President
                                             -------------------------------

ACCEPTED, CONFIRMED AND ACKNOWLEDGED:

ALLIED CAPITAL COMMERCIAL CORPORATION

By:
   ----------------------------------
Name:
     --------------------------------
Title:
      -------------------------------

Dated: March 21, 1997

BUSINESS MORTGAGE INVESTORS, INC.

By:
   ----------------------------------
Name:
     --------------------------------
Title:
      -------------------------------

Dated: March 21, 1997

Lynch Mortgage Capital Inc., Merrill Lynch Work Headquarters, World Financial Center, North Tower, 8th Floor, New York, New York 10281, Attention: Timothy M. Loughlin (telecopy number (212) 449-6673). If you have any questions concerning this matter, please contact Mr. Loughlin at (212) 449-5939.

                                             Very truly yours,

                                             MERRILL LYNCH MORTGAGE CAPITAL
                                             INC.

                                             By:
                                                -------------------------------
                                             Name:
                                                  ---------------------------
                                             Title:
                                                   -------------------------

ACCEPTED, CONFIRMED AND ACKNOWLEDGED:

ALLIED CAPITAL COMMERCIAL CORPORATION

By: /s/ John Scheurer
   ----------------------------------
Name: John Scheurer
     --------------------------------
Title: President
      -------------------------------

Dated: March 21, 1997

BUSINESS MORTGAGE INVESTORS, INC.

By: /s/ John Scheurer
   ----------------------------------
Name: John Scheurer
     --------------------------------
Title: President
      -------------------------------

Dated: March 21, 1997

                                            November 11, 1996



Allied Capital Commercial Corporation
Business Mortgage Investors, Inc.
1666 K Street, N.W., Suite 901
Washington, DC 20006

     Re: Amended and Restated Master Repurchase Agreement among Merrill Lynch Mortgage Capital Inc., Allied Capital Commercial Corporation and Business Mortgage Investors, Inc.

          and

          Master Repurchase Agreement between Merrill Lynch Mortgage Capital Inc. and Allied Capital Commercial Corporation
          ----------------------------------------------------------------------

Gentlemen:

     Reference is made to the letter agreement, dated January 11, 1995, among Merrill Lynch Mortgage Capital Inc. ("MLMCI"), Allied Capital Commercial Corporation ("ALCC") and Business Mortgage Investors, Inc. ("BMI") (ALCC and BMI collectively, the "Obligors"), a copy of which is attached hereto as Exhibit A. MLMCI and the Obligors intend to amend the Amended and Restated Master Repurchase Agreement dated as of March 22, 1996, pursuant to Amendment No. 1 thereto dated as of November 11, 1996 (as so amended, the "Obligors Master Repurchase Agreement"). Certain documents relating to the Mortgage Loans will continue to be held for the beneficial owner thereof by the Riggs National Bank of Washington D.C. ("Riggs Bank") in its capacity as bailee and custodian under the Tri-Party Custody Agreement, dated as of January 11, 1995 (the "Obligors Custody Agreement"), among ALCC, BMI, MLMCI and Riggs Bank as custodian. In addition, MLMCI and ALCC intend to amend the Master Repurchase Agreement dated as of March 22, 1996, pursuant to Amendment No. 1 thereto dated as of November 11, 1996 (as so amended, the "ALCC Master Repurchase Agreement") pursuant to which ALCC, acting individually, will enter into repurchase transactions with MLMCI whereby ALCC will from time to time sell to MLMCI, and simultaneously agree to repurchase on a specific date, certain Mortgage Loans described therein.
Certain documents relating to the Mortgage Loans will be held for the beneficial owner thereof by Riggs Bank in its capacity as bailee and custodian under the Tri-Party Custody Agreement, dated as of March 22, 1996 (the "ALCC Custody Agreement"), among ALCC, MLMCI and Riggs Bank as custodian. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed in the Obligors Master Repurchase Agreement and the ALCC Master Repurchase Agreement, as applicable.

     MLMCI hereby agrees that, upon the payment by ALCC and BMI to MLMCI of a fee (the "Commitment Fee") in the amount of $510,000.00 (of which $500,000 has been paid previously) and the acceptance of this offer by ALCC and BMI in the manner contemplated below, it will be obligated to enter into Transactions (i) with the Obligors Master Repurchase Agreement having at any one time a maximum aggregate Repurchase Price equal to the excess of $150,000,000 over the sum of all outstanding indebtedness of ALCC under the ALCC Master Repurchase Agreement for the period form the date hereof to March 21, 1997 so long as the terms and conditions of the Obligors Master Repurchase Agreement and the Obligors Custody Agreement are fully satisfied and no Event of Default or event of termination thereunder has occurred and (ii) with ALCC under the ALCC Master Repurchase Agreement having at any one time a maximum aggregate Repurchase Price equal to the excess of $150,000,000 over the sum of all outstanding indebtedness of the Obligors under the Obligors Master Repurchase Agreement for the period form the dated hereof to March 21, 1997 so long as the terms and conditions of the ALCC Master Repurchase Agreement, the ALCC Custody Agreement, the Obligors Master Repurchase Agreement and the Obligors Custody Agreement are fully satisfied and no Event of Default or event of termination thereunder has occurred.

     The Commitment Fee will not be refunded for any reason including, without limitation, the election by ALCC or BMI not to engage in any Transactions under the Obligors Master Repurchase Agreement or the ALCC Master Repurchase Agreement, as applicable. Payment of the Commitment Fee will be made by wire transfer in immediately available funds to the following account:

                    Bankers NYC
                    Acct.: MLMCI Matched Book
                    Acct. No.: 00812914
                    ABA No.: 021 001 033

     The parties hereto hereby confirm that the Pricing Rate at which the Price Differential will be calculated will be a per annum percentage (i) in the case of Category I Loans, 112.5 basis points in excess of LIBOR (or such lesser number of basis points as MLMCI may determine in its sole discretion, (ii) in the case of Category II Loans and Category III Loans, 125 basis points in excess of LIBOR (or such lesser number of basis points as MLMCI may determine in its sole discretion) and (iii) in the case of Category IV Loans, 150 basis points in excess of LIBOR (or such lesser number of basis points in excess of LIBOR as MLMCI may determine in its sole discretion). As used herein, "LIBOR" shall mean the London Interbank Offered Rate for one-month United States Dollar deposits as set forth on page 4833 of Telerate as of 8:00 a.m., New York time, on the date of determination. The Pricing Rate initially will be set on the Purchase Date for each Pricing Rate initially will be set on the Purchase Date for each specific Transaction and will reset monthly on the last business day of each calendar month. All calculations will be made on the basis of a 360-day year and the actual number of days elapsed.

     The parties hereto hereby confirm that for all Transactions involving Mortgage Loans, the percentage used to calculate the Buyer's Margin Amount shall be (i) in the case of Category I Loans, one hundred eighteen percent (118%), reflecting an advance rate of 85% on the Market Value thereof, (ii) in the case of Category II Loans and Category III Loans, one hundred thirty-three percent (133%), reflecting and advance rate of approximately 75% on the Market Value thereof, or (iii) in the case of Category IV, one hundred forty-three percent (143%), reflecting an advance rate of approximately 70% on the Market Value thereof.

     The Obligors, with respect to the Obligors Master Repurchase Agreement, and ALCC, with respect to the ALCC Master Repurchase Agreement, may, on or after November 1, 1996, request in writing that MLMCI extend its obligations under this confirmation letter from March 21, 1997 to March 21, 1998. MLMCI will use its best efforts to respond within one month of receiving any such written request. Such response will include whether or not MLMCI would be willing to so extend its obligations hereunder, the terms of any such extension and the fees payable in connection therewith. Nothing contained herein shall be deemed to limit the right of MLMCI, in its sole discretion, to decline to enter into any such extension or to agree to any such extension on terms different from those set forth in this confirmation letter. Any such extension will be evidenced only by a written agreement among the parties amending this confirmation letter.

     ALCC and BMI acknowledge that this confirmation letter, the Obligors Master Repurchase Agreement, the Obligors Custody Agreement, the ALCC Master Repurchase Agreement, the ALCC Custody Agreement and all documents relating thereto and transactions contemplated thereby are confidential in nature and ALCC and BMI agree that, unless otherwise directed by a court of competent jurisdiction, each shall limit the distribution of such documents and the discussion of such transactions to such of its officers, employees, attorneys, accountants and agents as is required in order to fulfill its obligations under such documents and with respect to such transactions. Notwithstanding the foregoing, however, ALCC and BMI may file such of the aforementioned documents with the Securities and Exchange Commission as they reasonably deem to be required by applicable law and may issue such press releases concerning the matters contemplated hereby as MLMCI may approve in its reasonable discretion;
provided, however, that no such press release may refer to any Pricing Rate, the Buyer's or Seller's Margin or the Commitment Fee. Any press releases so approved may be repeated by ALCC and BMI to any person or entity making inquiry with respect thereto.

     Please confirm our mutual agreement as set forth herein and acknowledge receipt of this confirmation letter by executing the enclosed copy of this letter and returning it to Merrill Lynch Mortgage Capital Inc., Merrill Lynch World Headquarters, World Financial Center, North Tower, 8th Floor, New York, New York 10281, Attention: Timothy M. Loughlin (telecopy number (212) 449-6673). If you have any questions concerning this matter, please contact the undersigned at (212) 449-5939.

                                             Very truly yours,

                                             MERRILL LYNCH MORTGAGE CAPITAL
                                             INC.

                                             By: /s/ Michael Blum
                                                -------------------------------
                                             Name: Michael Blum
                                                  -----------------------------
                                             Title: Director
                                                   ----------------------------

ACCEPTED, CONFIRMED AND ACKNOWLEDGED:

ALLIED CAPITAL COMMERCIAL CORPORATION

By: /s/ John Scheurer
   ----------------------------------
Name: John Scheurer
     --------------------------------
Title: President
      -------------------------------

Dated: November 11, 1996

BUSINESS MORTGAGE INVESTORS, INC.

By: /s/ John Scheurer
   ----------------------------------
Name: John Scheurer
     --------------------------------
Title: Executive Vice President
      -------------------------------

Dated: November 11, 1996

     Section 2. Maximum Transaction Amount. Paragraph 22 of the Supplemental Terms is hereby deleted in its entirety and replaced as follows:

     22. MAXIMUM TRANSACTION AMOUNT.

     The aggregate outstanding Repurchase Price for the Purchased Securities subject to this Agreement as of any date of determination shall not exceed the excess of (i) $150,000,000 over (ii) the sum of all outstanding indebtedness of ALCC under the ALCC Master Repurchase Agreement.

     Section 3. Expenses. Each party hereto shall pay its own expenses in connection with this Amendment No. 1.

     Section 4. Controlling Law. This Amendment No. 1 shall be governed and construed in accordance with the laws of the State of New York applicable to agreements made and entirely performed therein.

     Section 5. Interpretation. The provisions of the Agreement shall be read so as to give effect to the provisions of this Amendment No. 1.

     Section 6. Counterparts. This Amendment No. 1 may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 7. Ratification and Confirmation. As amended by this Amendment No. 1, the Agreement is hereby in all respects ratified and confirmed, and the Agreement as amended by this Amendment No. 1 shall be read, taken and construed as one and the same instrument.

     IN WITNESS WHEREOF, MLMCI, ALCC, and BMI have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the date first above written.

                                    MERRILL LYNCH MORTGAGE CAPITAL INC.
                                    By: /s/ Michael Blum
                                        ---------------------------
                                    Name: Michael Blum
                                          -------------------------
                                    Title: Director
                                           ------------------------

                                    ALLIED CAPITAL COMMERCIAL CORPORATION
                                    By: /s/ John Scheurer
                                        ---------------------------
                                    Name: John Scheurer
                                          -------------------------
                                    Title: President
                                           ------------------------

                                    BUSINESS MORTGAGE INVESTORS, INC.
                                    By: /s/ John Scheurer
                                        ---------------------------
                                    Name: John Scheurer
                                          -------------------------
                                    Title: Executive Vice President
                                           ------------------------

                                                                     [EXECUTION]


                                AMENDMENT NO. 1
                                       TO
                          MASTER REPURCHASE AGREEMENT

     THIS AMENDMENT NO. 1, made as of November 11, 1996 ("Amendment No. 1"), by and between MERRILL LYNCH MORTGAGE CAPITAL INC. ("MLMCI") and ALLIED CAPITAL COMMERCIAL CORPORATION ("ALCC").


                                R E C I T A L S
                                - - - - - - - -

     WHEREAS, MLMCI and the Obligor have previously entered into a Master Repurchase Agreement (including the Supplemental Terms set forth in Annex I thereto) dated as of March 22, 1996 (the "Agreement"); and

     WHEREAS, MLMCI and the Obligor desire to make certain modifications to the Agreement as described herein;

     NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     Section 1. Definitions. (a) Capitalized terms used herein and not otherwise defined shall have the meanings assigned in the Agreement. Capitalized terms used in the Agreement whose definitions are modified in Amendment No. 1 shall, for all purposes of the Agreement, be deemed to have such modified definitions.

     (b) The definition of "Category I Loan" is hereby amended and restated as follows:

     "Category I Loan" shall mean an Eligible Mortgage Loan that (i)(A) was originated or purchased by the Obligor within the last sixty (60) days on standardized loan documentation with standardized underwiting, (B) has a debt service coverage ratio greater than 1.25:1 and (C) has a loan-to-value ratio of less than 75% or (ii) that is otherwise acceptable to MLMCI for inclusion herein as a "Category I Loan".

     Section 2. Maximum Transaction Amount. Paragraph 21 of the Supplemental Terms is hereby deleted in its entirety and replaced as follows:

     21. MAXIMUM TRANSACTION AMOUNT. The aggregate outstanding Repurchase Price for the Purchased Securities subject to this Agreement as of any date of determination shall not exceed the excess of (i) $150,000,000 over (ii) all outstanding indebtedness of the Obligor and Business Mortgage Investors, Inc. under the ALCC/BMI Master Repurchase Agreement.

     Section 3. Expenses. Each party hereto shall pay its own expenses in connection with this Amendment No. 1.

     Section 4. Controlling Law. This Amendment No. 1 shall be governed and construed in accordance with the laws of the State of New York applicable to agreements made and entirely performed therein.

     Section 5. Interpretation. The provisions of the Agreement shall be read so as to give effect to the provisions of this Amendment No. 1.

     Section 6. Counterparts. This Amendment No. 1 may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 7. Ratification and Confirmation. As amended by this Amendment No. 1, the Agreement is hereby in all respects ratified and confirmed, and the Agreement as amended by this Amendment No. 1 shall be read, taken and construed as one and the same instrument.

     IN WITNESS WHEREOF, MLMCI and ALCC have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the date first above written.

                                           MERRILL LYNCH MORTGAGE CAPITAL INC.
                                           By: /s/ Michael Blum
                                              ----------------------------------
                                           Name: Michael Blum
                                                --------------------------------
                                           Title: Director
                                                 -------------------------------

                                           ALLIED CAPITAL COMMERCIAL CORPORATION
                                           By: /s/ John Scheurer
                                              ----------------------------------
                                           Name: John Scheurer
                                                --------------------------------
                                           Title: President
                                                 -------------------------------

[MERRILL LYNCH LETTERHEAD]



                                             March 22, 1996



Allied Capital Commercial Corporation
Business Mortgage Investors, Inc.
1666 K Street, N.W., Suite 901
Washington, DC 20006

     Re: Amended and Restated Master Repurchase Agreement among Merrill Lynch Mortgage Capital Inc.,
          Allied Capital Commercial Corporation and
          Business Mortgage Investors, Inc.

          and

          Master Repurchase Agreement between
          Merrill Lynch Mortgage Capital Inc. and
          Allied Capital Commercial Corporation
          -------------------------------------------------

Gentlemen:

     Reference is made to the letter Agreement dated January 11, 1995, among Merrill Lynch Mortgage Capital Inc. ("MLMCI"), Allied Capital Commercial Corporation ("ALCC") and Business Mortgage Investors, Inc. ("BMI") (ALCC and BMI collectively, the "Obligors"), a copy of which is attached hereto as Exhibit A. MLMCI and the Obligors intend to enter into an Amended and Restated Master Repurchase Agreement to be dated as of March 22, 1996, pursuant to Amendment No. 1 thereto dated as of November 11, 1996 (the "Obligors Master Repurchase Agreement"). Certain documents relating to the Mortgage Loans will continue to be held for the beneficial owner thereof by the Riggs National Bank of Washington, D.C. ("Riggs Bank") in its capacity as bailee and custodian under the Tri-Party Custody Agreement, dated as of January 11, 1995 (the "Obligors Custody Agreement"), among ALCC, BMI, MLMCI and Riggs Bank as custodian. In addition, MLMCI and ALCC intend to enter into a Master Repurchase Agreement, dated as of March 22, 1996, (the "ALCC Master Repurchase Agreement") pursuant to which ALCC, acting individually, will enter into repurchase transactions with MLMCI whereby ALCC will from time to time sell to MLMCI, and simultaneously agree to repurchase on a specific date, certain Mortgage Loans described therein. Certain documents relating to the Mortgage Loans will be held for the beneficial owner thereof by Riggs Bank in its capacity as bailee and custodian under the Tri-Party Custody Agreement, dated as of March 22, 1996 (the "ALCC Custody Agreement"), among ALCC, MLMCI and Riggs Bank as custodian. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed in the Obligors Master Repurchase Agreement and the ALCC Master Repurchase Agreement, as applicable.

     MLMCI hereby agrees that, upon the payment by ALCC and BMI to MLMCI of a fee (the "Commitment Fee") in the amount of $500,000.00 and the acceptance of this offer by ALCC and BMI in the manner contemplated below, it will be obligated to enter into Transactions (i) with the Obligors under the Obligors Master Repurchase Agreement having at any one time a maximum aggregate Repurchase Price equal to the excess of $80,000,000 over the sum of all outstanding indebtedness of ALCC under the ALCC Master Repurchase Agreement for the period from the date hereof to March 21,1997 so long as the terms and conditions of the Obligors Master Repurchase Agreement and the Obligors Custody Agreement are fully satisfied and no Event of Default or event of termination thereunder has occurred and (ii) with ALCC under the ALCC Master Repurchase Agreement having at any one time a maximum aggregate Repurchase Price equal to the excess of $80,000,000 over the sum of all outstanding indebtedness of the Obligors under the Obligors Master Repurchase Agreement for the period from the date hereof to March 21, 1997 so long as the terms and conditions of the ALCC Master Repurchase Agreement, the ALCC Custody Agreement, the Obligors Master Repurchase Agreement and the Obligors Custody Agreement are fully satisfied and no Event of Default or event of termination thereunder has occurred.

     The Commitment Fee will not be refunded for any reason including, without limitation, the election by ALCC or BMI not to engage in any Transactions under the Obligors Master Repurchase Agreement or the ALCC Master Repurchase Agreement, as applicable. Payment of the Commitment Fee will be made by wire transfer in immediately available funds to the following account:

                    Bankers NYC
                    Acct.: MLMCI Matched Book
                    Acct. No.: 00812914
                    ABA No.: 021 001 033

     The parties hereto hereby confirm that the Pricing Rate at which the Price Differential will be calculated will be a per annum percentage (i) in the case of Category I Loans, Category II Loans, and Category III Loans, 170 basis points in excess of LIBOR (or such lesser of basis points as MLMCI may determine in its sole discretion) and (ii) in the case of Category IV Loans, 190 basis points in excess of LIBOR (or such lesser number of basis points in excess of LIBOR as MLMCI may determine in its sole discretion). As used herein, "LIBOR" shall mean the London

Interbank Offered Rate for one-month United States Dollar deposits as set forth on page 4833 of Telerate as of 8:00 a.m., New York time, on the date of determination. The Pricing Rate initially will be set on the Purchase Date for each specific Transaction and will reset monthly on the last business day of each calendar month. All calculations will be made on the basis of a 360-day year and the actual number of days elapsed.

     The parties hereto hereby confirm that for all Transactions involving Mortgage Loans, the percentage used to calculate the Buyer's Margin Amount shall be (i) in the case of Category I Loans, one hundred twenty-five percent (125%), reflecting an advance rate of 80% on the Market Value thereof, (ii) in the case of Category II Loans and Category III Loans, one hundred thirty-three percent (133%), reflecting and advance rate of approximately 75% on the Market Value thereof, or (iii) in the case of Category IV, one hundred forty-three percent (143%), reflecting an advance rate of approximately 70% on the Market Value thereof.

     The Obligors, with respect to the Obligors Master Repurchase Agreement, and ALCC, with respect to the ALCC Master Repurchase Agreement, may, on or after November 1, 1996, request in writing that MLMCI extend its obligations under this confirmation letter from March 21, 1997 to March 21, 1998. MLMCI will use its best efforts to respond within one month of receiving any such written request. Such response will include whether or not MLMCI would be willing to so extend its obligations hereunder, the terms of any such extension and the fees payable in connection therewith. Nothing contained herein shall be deemed to limit the right of MLMCI, in its sole discretion, to decline to enter into any such extension or to agree to any such extension on terms different from those set forth in this confirmation letter. Any such extension will be evidenced only by a written agreement among the parties amending this confirmation letter.

     ALCC and BMI acknowledge that this confirmation letter, the Obligors Master Repurchase Agreement, the Obligors Custody Agreement, the ALCC Master Repurchase Agreement, the ALCC Custody Agreement and all documents relating thereto and transactions contemplated thereby are confidential in nature and ALCC and BMI agree that, unless otherwise directed by a court of competent jurisdiction, each shall limit the distribution of such documents and the discussion of such transactions to such of its officers, employees, attorneys, accountants and agents as is required in order to fulfill its obligations under such documents and with respect to such transactions. Notwithstanding the foregoing, however, ALCC and BMI may file such of the aforementioned documents with the Securities and Exchange Commission as they reasonably deem to be required by applicable law and may issue such press releases concerning the matters contemplated hereby as MLMCI may approve in its reasonable discretion; provided, however, that no such press release may refer to any Pricing the Buyer's or Seller's Margin or the Commitment Fee. Any press releases so approved may be repeated by ALCC and BMI to any person or entity making inquiry with respect thereto.

     Please confirm our mutual agreement as set forth herein and acknowledge receipt of this confirmation letter by executing the enclosed copy of this letter and returning it to Merrill Lynch Mortgage Capital Inc., Merrill Lynch World Headquarters, World Financial Center, North Tower, 8th Floor, New York, New York 10281, Attention: Timothy M. Loughlin (telecopy number (212) 449-6673). If you have any questions concerning this matter, please contact the undersigned at (212) 449-5939.

                                        Very truly yours,

                                        MERRILL LYNCH MORTGAGE CAPITAL INC.

                                        By: /s/ Timothy M. Loughlin
                                            -------------------------------
                                        Name:  Timothy M. Loughlin
                                        Title: Vice President

ACCEPTED, CONFIRMED AND ACKNOWLEDGED:

ALLIED CAPITAL COMMERCIAL CORPORATION

By:    -----------------------------
Name:  -----------------------------
Title: -----------------------------

Dated: March 22, 1996

BUSINESS MORTGAGE INVESTORS, INC.

By:    -----------------------------
Name:  -----------------------------
Title: -----------------------------

Dated: March 22, 1996

                                [PSA Letterhead]


                                                                [EXECUTION COPY]

                          MASTER REPURCHASE AGREEMENT

                                                   Dated as of March 22, 1996

Between:
Allied Capital Commercial Corporation
and
Merrill Lynch Mortgage Capital Inc.

1. Applicability

     From time to time the parties hereto may enter into transactions in which one party ("Seller") agrees to transfer to the other ("Buyer") securities or financial instruments ("Securities") against the transfer of funds by Buyer, with a simultaneous agreement by Buyer to transfer to Seller such Securities at a date certain or on demand, against the transfer of funds by Seller. Each such transaction shall be referred to herein as a "Transaction" and shall be governed by this Agreement, including any supplemental terms or conditions contained in Annex I hereto, unless otherwise agreed in writing.

2. Definitions

     (a) "Act of Insolvency", with respect to any party, (i) the commencement by such party as debtor of any case or proceeding under any bankruptcy, Insolvency, reorganization, liquidation, dissolution or similar law, or such party seeking the appointment of a receiver, trustee, custodian or similar official for such party or any substantial party of its property, or (ii) the commencement of any such case or proceeding against such party, or another seeking such an appointment, or the filing against a party of an application for a protective decree under the provisions of the Securities Investor Protection Act of 1970, which (A) in consented to or not timely contested by such party, (B) results in the entry of an order for relief, such an appointment, the issuance of such a protective decree or the entry of an order-having a similar effect, or (C) is not dismissed within 15 days,(iii) the making by a party of a general assignment for the benefit of creditors, or (iv) the admission in writing by a party of such party's inability to pay such party's debts as they become due;

     (b) "Additional Purchased Securities", Securities provided by Seller to Buyer pursuant to Paragraph 4(a) hereof:

     (c) "Buyer's Margin Amount", with respect to any Transaction as of any date, the amount obtained by application of percentage (which may be equal to the percentage that is agreed to as the Seller's Margin Amount under subparagraph (q) of this Paragraph), agreed to by Buyer and Seller prior to entering into the Transaction, to the Repurchase Price for such Transaction as of such date:

     (d) "Confirmation", the meaning specified in Paragraph 3(b) hereof:

     (e) "Income", with respect to any Security at any time, any principal thereof then payable and all interest, dividends or other distributions thereon;

     (f) "Margin Deficit" , the meaning specified in Paragraph 4(a) hereof;

     (g) "Margin Excess", the meaning specified in Paragraph 4(b) hereof;

     (h) "Market Value", with respect to any Securities as of any date, the price for such Securities on such date obtained from a generally recognized source agreed to by the parties or the most recent closing bid quotation from such a source, plus accrued income to the extent not included therein (other than any income credited or transferred to, or applied to the obligations of, Seller pursuant to Paragraph 5 hereof) as of such date (unless contrary to market practice for such Securities):

     (i) "Price Differential", with respect to any Transaction hereunder as of any date, the aggregate amount obtained by daily application of the Pricing Rate for such Transaction to the Purchase Price for such Transaction on a 360 day per year basis for the actual number of days during the period commencing on (and including) the Purchase Date for such Transaction and ending on (but excluding) the date of determination (reduced by any amount of such Price Differential previously paid by Seller to Buyer with respect to such Transaction);

     (j) "Pricing Rate", the per annum percentage rate for determination of the Price Differential;
     (k) "Prime Rate", the prime rate of U.S. money center commercial banks as published in The Wall Street Journal;
     (l) "Purchase Date", the date on which Purchased Securities are transferred by Seller to Buyer;
     (m) "Purchase Price", (i) on the Purchase Date, the price at which Purchased Securities are transferred by Seller to Buyer, and (ii) thereafter, such price increased by the amount of any cash transferred by Buyer to Seller pursuant to Paragraph 4(b) hereof and decreased by the amount of any cash transferred by Seller to Buyer pursuant to Paragraph 4(a) hereof or applied to reduce Seller's obligations under clause (ii) of Paragraph 5 hereof;
     (n) "Purchased Securities", the Securities transferred by Seller to Buyer in a Transaction hereunder, and any Securities substituted therefor in accordance with Paragraph 9 hereof. The term "Purchased Securities" with respect to any Transaction at any time also shall include Additional Purchased Securities delivered pursuant to Paragraph 4(a) and shall exclude Securities returned pursuant to Paragraph 4(b);
     (o) "Repurchase Date", the date on which Seller is to repurchase the Purchased Securities from Buyer, including any date determined by application of the provisions of Paragraphs 3(c) or 11 hereof;
     (p) "Repurchase Price", the price at which Purchased Securities are to be transferred from Buyer to Seller upon termination of a Transaction, which will be determined in each case (including Transactions terminable upon demand) as the sum of the Purchase Price and the Price Differential as of the date of such determination, increased by any amount determined by the application of the provisions of Paragraph 11 hereof;
     (q) "Seller's Margin Amount", with respect to any Transaction as of any date, the amount obtained by application of a percentage (which may be equal to the percentage that is agreed to as the Buyer's Margin Amount under subparagraph (c) of this Paragraph), agreed to by Buyer and Seller prior to entering into the Transaction, to the Repurchase Price for such Transaction as of such date.

3. Initiation; Confirmation; Termination
     (a) An agreement to enter into a Transaction may be made orally or in writing at the initiation of either Buyer or Seller. On the Purchase Date for the Transaction, the Purchased Securities shall be transferred to Buyer or its agent against the transfer of the Purchase Price to an account of Seller.
     (b) Upon agreeing to enter into a Transaction hereunder, Buyer or Seller (or both), as shall be agreed, shall promptly deliver to the other party a written confirmation of each Transaction (a "Confirmation"). The Confirmation shall describe the Purchased Securities (including CUSIP number, if any), Identify Buyer and Seller and set forth (i) the Purchase Date, (ii) the
Purchase Price, (iii) the Repurchase Date, unless the Transaction is to be terminable on demand, (iv) the Pricing Rate or Repurchase Price applicable to the Transaction, and (v) any additional terms or conditions of the Transaction no inconsistent with this Agreement. The Confirmation, together with this Agreement, shall constitute conclusive evidence of the terms agreed between Buyer and Seller with respect to the Transaction to which the Confirmation relates, unless with respect to the Confirmation specific objection is made promptly after receipt thereof. In the event of any conflict between the terms of such Confirmation and this Agreement, this Agreement shall prevail.
     (c) In the case of Transactions terminable upon demand, such demand shall be made by Buyer or Seller, no later than such time as is customary in accordance with market practice, by telephone or otherwise on or prior to the business day on which such termination will be effective. On the date specified in such demand, or on the date fixed for termination in the case of Transactions having a fixed term, termination of the Transaction will be effected by transfer to Seller or its agent of the Purchased Securities and any Income in respect thereof received by Buyer (and not previously credited or transferred to, or applied to the obligations of, Seller pursuant to Paragraph 5 hereof) against the transfer of the Repurchase Price to an account of Buyer.

4. Margin Maintenance
     (a)) If at any time the aggregate Market Value of all Purchased Securities subject to all Transactions in which a particular party hereto is acting as Buyer is less than the aggregate Buyer's Margin Amount for all such Transactions (a "Margin Deficit"), then Buyer may by notice to Seller require Seller in such Transactions, at Seller's option, to transfer to Buyer cash or additional Securities reasonably acceptable to Buyer ("Additional Purchased Securities"), so that the cash and aggregate Market Value of the Purchased Securities, including any such Additional Purchased Securities, will thereupon equal or exceed such aggregate Buyer's Margin Amount (decreased by the amount of any Margin Deficit as of such date arising from any Transactions in which such Buyer is acting as Seller).
     (b) If at any time the aggregate Market Value of all Purchased Securities subject to all Transactions in which a particular party hereto is acting as Seller exceeds the aggregate Seller's Margin Amount for all such Transactions at such time (a "Margin Excess"), then Seller may by notice to Buyer require Buyer in such Transactions, at Buyer's option, to transfer cash or Purchased Securities to Seller, so that the aggregate Market Value of the Purchased Securities, after deduction of any such cash or any Purchased Securities so transferred, will thereupon not exceed such aggregate Seller's Margin Amount (increased by the amount of any Margin Excess as of such date arising from any Transactions in which such Seller is acting as Buyer).
     (c) Any cash transferred pursuant to this Paragraph shall be attributed to such Transactions as shall be approved by Buyer and Seller.

          (d) Seller and Buyer may agree, with respect to any or all Transactions hereunder, that the respective rights of Buyer or Seller (or both) under subparagraphs (a) and (b) of this Paragraph may be exercised only where a Margin Deficit or Margin Excess exceeds a specified dollar amount or a specified percentage of the Repurchase Prices for such Transactions (which amount or percentage shall be agreed to by Buyer and Seller prior to entering into any such Transactions).

          (e) Seller and Buyer may agree, with respect to any or all Transactions hereunder, that the respective rights of Buyer and Seller under subparagraphs (a) and (b) of this Paragraph to require the elimination of a Margin Deficit or a Margin Excess, as the case may be, may be exercised whenever such a Margin Deficit or Margin Excess exists with respect to any single Transaction hereunder (calculated without regard to any other Transaction outstanding under this Agreement).

     5.   Income Payments
          Where a particular Transaction's term extends over an Income payment date on the Securities subject to that Transaction, Buyer shall, as the parties may agree with respect to such Transaction (or, in the absence of any agreement, as Buyer shall reasonably determine in its discretion), on the date such Income is payable either (i) transfer to or credit to the account of Seller an amount equal to such Income payment or payments with respect to any Purchased Securities subject to such Transaction or (ii) apply the Income payment or payments to reduce the amount to be transferred to Buyer by Seller upon termination of the Transaction. Buyer shall not be obligated to take any action pursuant to the preceding sentence to the extent that such action would result in the creation of a Margin Deficit, unless prior thereto or simultaneously therewith Seller transfers to Buyer cash or Additional Purchased Securities sufficient to eliminate such Margin Deficit.

     6.   Security Interest
          Although the parties intend that all Transactions hereunder be sales and purchases and not loans, in the event any such Transactions are deemed to be loans, Seller shall be deemed to have pledged to Buyer as security for the performance by Seller of its obligations under each such Transaction, and shall be deemed to have granted to Buyer a security interest in, all of the Purchased Securities with respect to all Transactions hereunder and all proceeds thereof.

     7.   Payment and Transfer
          Unless otherwise mutually agreed, all transfers of funds hereunder shall be in immediately available funds. All Securities transferred by one party hereto to the other party (i) shall be in suitable form for transfer or shall be accompanied by duly executed instruments of transfer or assignment in blank and such other documentation as the party receiving possession may reasonably request, (ii) shall be transferred on the book-entry system of a Federal Reserve Bank, or (iii) shall be transferred by any other method mutually acceptable to Seller and Buyer. As used herein with respect to Securities, "transfer" is intended to have the same meaning as when used in
Section 8-313 of the New York Uniform Commercial Code or, where applicable, in any federal regulation governing transfers of the Securities.

     8.   Segregation of Purchased Securities
          To the extent required by applicable law, all Purchased Securities in the possession of Seller shall be segregated from other securities in its possession and shall be identified as subject to this Agreement. Segregation may be accomplished by appropriate identification on the books and records of the holder, including a financial intermediary or a clearing corporation. Title to all Purchased Securities shall pass to Buyer and, unless otherwise agreed by Buyer and Seller, nothing in this Agreement shall preclude Buyer from engaging in repurchase transactions with the Purchased Securities or otherwise pledging or hypothecating the Purchased Securities, but no such transaction shall relieve Buyer of its obligations to transfer Purchased Securities to Seller pursuant to Paragraphs 3, 4 or 11 hereof, or of Buyer's obligation to credit or pay Income to, or apply Income to the obligations of, Seller pursuant to Paragraph 5 hereof.

--------------------------------------------------------------------------------
          Required Disclosure for Transactions in Which the Seller Retains Custody of the Purchased Securities

               Seller is not permitted to substitute other securities for those subject to this Agreement and therefore must keep Buyer's securities segregated at all times, unless in this Agreement Buyer grants Seller the right to substitute other securities. If Buyer grants the right to substitute, this means that Buyer's securities will likely be commingled with Seller's own securities during the trading day. Buyer is advised that, during any trading day that Buyer's securities are commingled with Seller's securities, they [will]* [may]** be subject to liens granted by Seller to [its clearing bank]* [third parties]** and may be used by Seller for deliveries on other securities transactions. Whenever the securities are commingled, Seller's ability to resegregate substitute securities for Buyer will be subject to Seller's ability to satisfy [the clearing]* [any]** lien or to obtain substitute securities.
--------------------------------------------------------------------------------
* Language to be used under 17 C.F.R. Section 403.4(e) if Seller is a government securities broker or dealer other than a financial institution.

** Language to be used under 17 C.F.R. Section 403.5(d) if Seller is a financial institution.

9.   Substitution

     (a) Seller may, subject to agreement with and acceptance by Buyer, substitute other Securities for any Purchased Securities. Such substitution shall be made by transfer to Buyer of such other Securities and transfer to Seller of such Purchased Securities. After substitution, the substituted Securities shall be deemed to be Purchased Securities.

     (b) In Transactions in which the Seller retains custody of Purchased Securities, the parties expressly agree that Buyer shall be deemed, for purposes of subparagraph (a) of this Paragraph, to have agreed to and accepted in this Agreement substitution by Seller of other Securities for Purchased Securities; provided, however, that such other Securities shall have a Market Value at least equal to the Market Value of the Purchased Securities for which they are substituted.

10.  Representations

     Each of Buyer and Seller represents and warrants to the other that (i) it is duly authorized to execute and deliver this Agreement, to enter into the Transactions contemplated hereunder and to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and performance, (ii) it will engage in such Transactions as principal (or, if agreed in writing in advance of any Transaction by the other party hereto, as agent for a disclosed principal), (iii) the person signing this Agreement on its behalf is duly authorized to do so on its behalf (or on behalf of any such disclosed principal), (iv) it has obtained all authorizations of any governmental body required in connection with this Agreement and the Transactions hereunder and such authorizations are in full force and effect and
(v) the execution, delivery and performance of this Agreement and the Transactions hereunder will not violate any law, ordinance, charter, by-law or rule applicable to it or any agreement by which it is bound or by which any of its assets are affected. On the Purchase Date for any Transaction Buyer and Seller shall each be deemed to repeat all the foregoing representations made by it.

11.  Events of Default

     In the event that (i) Seller fails to repurchase or Buyer fails to transfer Purchased Securities upon the applicable Repurchase Date, (ii) Seller or Buyer fails, after one business day's notice, to comply with Paragraph 4 hereof, (iii) Buyer fails to comply with Paragraph 5 hereof, (iv) an Act of Insolvency occurs with respect to Seller or Buyer, (v) any representation made by Seller or Buyer shall have been incorrect or untrue in any material respect when made or repeated or deemed to have been made or repeated, or (vi) Seller or Buyer shall admit to the other its inability to, or its intention not to, perform any of its obligations hereunder (each an "Event of Default"):

     (a) At the option of the nondefaulting party, exercised by written notice to the defaulting party (which option shall be deemed to have been exercised, even if no notice is given, immediately upon the occurrence of an Act of Insolvency), the Repurchase Date for each Transaction hereunder shall be deemed immediately to occur.

     (b) In all Transactions in which the defaulting party is acting as Seller, if the nondefaulting party exercises or is deemed to have exercised the option referred to in subparagraph (a) of this Paragraph, (i) the defaulting party's obligations hereunder to repurchase all Purchased Securities in such Transactions shall thereupon become immediately due and payable, (ii) to the extent permitted by applicable law, the Repurchase Price with respect to each such Transaction shall be increased by the aggregate amount obtained by daily application of (x) the greater of the Pricing Rate for such Transaction or the Prime Rate to (y) the Repurchase Price for such Transaction as of the Repurchase Date as determined pursuant to subparagraph (a) of this Paragraph (decreased as of any day by (A) any amounts retained by the nondefaulting party with respect to such Repurchase Price pursuant to clause (iii) of this subparagraph, (B) any proceeds from the sale of Purchased Securities pursuant to subparagraph (d)(i) of this Paragraph, and (C) any amounts credited to the account of the defaulting party pursuant to subparagraph (e) of this Paragraph) on a 360 day per year basis for the actual number of days during the period from and including the date of the Event of Default giving rise to such option to but excluding the date of payment of the Repurchase Price as so increased,
(iii) all Income paid after such exercise or deemed exercise shall be retained by the nondefaulting party and applied to the aggregate unpaid Repurchase
Prices owned by the defaulting party, and (iv) the defaulting party shall immediately deliver to the nondefaulting party any Purchased Securities subject to such Transactions then in the defaulting party's possession.

     (c) In all Transactions in which the defaulting party is acting as Buyer, upon tender by the nondefaulting party of payment of the aggregate Repurchase Prices for all such Transactions, the defaulting party's right, title and interest in all Purchased Securities subject to such Transactions shall be deemed transferred to the nondefaulting party, and the defaulting party shall deliver all such Purchased Securities to the nondefaulting party.

     (d) After one business day's notice to the defaulting party (which notice need not be given if an Act of Insolvency shall have occurred, and which may be the notice given under subparagraph (a) of this Paragraph or the notice referred to in clause (ii) of the first sentence of this Paragraph), the nondefaulting party may:

          (i) as to Transactions in which the defaulting party is acting as Seller, (A) immediately sell, in a recognized market at such price or prices as the nondefaulting party may reasonably deem satisfactory, any or all Purchased Securities subject to such Transactions and apply the proceeds thereof to the aggregate unpaid Repurchase Prices and any other amounts owing by the defaulting party hereunder or (B) in its sole discretion, elect, in lieu of selling all or a portion of such Purchased Securities, to give the defaulting party credit for such Purchased Securities in an amount equal to the price therefor on such date, obtained from a generally recognized source or the most recent closing bid quotation from such a source, against the aggregate unpaid Repurchase Prices and any other amounts owing by the defaulting party hereunder; and
          (ii) as to Transactions in which the defaulting party is acting as Buyer, (A) purchase securities ("Replacement Securities") of the same class and amount as any Purchased Securities that are not delivered by the defaulting party to the nondefaulting party as required hereunder or (B) in its sole discretion elect, in lieu of purchasing Replacement Securities, to be deemed to have purchased Replacement Securities at the price therefor on such date, obtained from a generally recognized source or the most recent closing bid quotation from such a source.
     (e) As to Transactions in which the defaulting party is acting as Buyer; the defaulting party shall be liable to the nondefaulting party (i) with respect to Purchased Securities (other than Additional Purchased Securities), for any excess of the price paid (or deemed paid) by the nondefaulting party for Replacement Securities therefor over the Repurchase Price for such Purchased Securities and (ii) with respect to Additional Purchased Securities, for the price paid (or deemed paid) by the nondefaulting party for the Replacement Securities therefor. In addition, the defaulting party shall be liable to the nondefaulting party for interest on such remaining liability with respect to each such purchase (or deemed purchase) of Replacement Securities from the date of such purchase (or deemed purchase) until paid in full by Buyer. Such interest shall be at a rate equal to the greater of the Pricing Rate for such Transaction or the Prime Rate.
     (f) For purposes of this Paragraph 11, the Repurchase Price for each Transaction hereunder in respect of which the defaulting party is acting as Buyer shall not increase above the amount of such Repurchase Price for such Transaction determined as of the date of the exercise or deemed exercise by the nondefaulting party of its option under subparagraph (a) of this Paragraph.
     (g) The defaulting party shall be liable to the nondefaulting party for the amount of all reasonable legal or other expenses incurred by the nondefaulting party in connection with or as a consequence of an Event of Default, together with interest thereon at a rate equal to the greater of the Pricing Rate for the relevant Transaction or the Prime Rate.
     (h) The nondefaulting party shall have, in addition to its rights hereunder, any rights otherwise available to it under any other agreement or applicable law.

12.  Single Agreement
     Buyer and Seller acknowledge that, and have entered hereinto and will enter into such Transaction hereunder in consideration of and in reliance upon the fact that, all Transactions hereunder constitute a single business and contractual relationship and have been made in consideration of each other. Accordingly, each of Buyer and Seller agrees (i) to perform all of its obligations in respect of each Transaction hereunder, and that a default in the performance of any such obligations shall constitute a default by it in respect of all Transactions hereunder, (ii) that each of them shall be entitled to set off claims and apply property held by them in respect of any Transaction against obligations owing to them in respect of any other Transactions hereunder and (iii) that payments, deliveries and other transfers made by either of them in respect of any Transaction shall be deemed to have been made in consideration of payments, deliveries and other transfers in respect of any other Transactions hereunder, and the obligations to make any such payments, deliveries and other transfers may be applied against each other and netted.

13.  Notices and Other Communications
     Unless another address is specified in writing by the respective party to whom any notice or other communication is to be given hereunder, all such notices or communications shall be in writing or confirmed in writing and delivered at the respective addresses set forth in Annex II attached hereto.

14.  Entire Agreement; Severability
     This Agreement shall supersede any existing agreements between the parties containing general terms and conditions for repurchase transactions. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

15.  Non-Assignability; Termination
     The rights and obligations of the parties under this Agreement and under any Transaction shall not be assigned by either party without the prior written consent of the other party. Subject to the foregoing, this Agreement and any Transactions shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns. This Agreement may be cancelled by either party upon giving written notice to the other, except that this Agreement shall, notwithstanding such notice, remain applicable to any Transactions then outstanding.

16.  Governing Law

     This Agreement shall be governed by the State of New York without giving effect to the conflict of law principles thereof.

17.  No Waivers, Etc.

     No express or implied waiver of any Event of Default by either party shall constitute a waiver of any other Event of Default and no exercise of any remedy hereunder by any party shall constitute a waiver of its right to exercise any other remedy hereunder. No modification or waiver of any provision of this Agreement and no consent by any party to a departure herefrom shall be effective unless and until such shall be in writing and duly executed by both of the parties hereto. Without limitation on any of the foregoing, the failure to give a notice pursuant to subparagraphs 4(a) or 4(b) hereof will not constitute a waiver of any right to do so at a later date.

18.  Use of Employee Plan Assets

     (a) If assets of an employee benefit plan subject to any provision of the Employee Retirement Income Security Act of 1974 ("ERISA") are intended to be used by either party hereto (the "Plan Party") in a Transaction, the Plan Party shall so notify the other party prior to the Transaction. The Plan Party shall represent in writing to the other party that the Transaction does not constitute a prohibited transaction under ERISA or is otherwise exempt therefrom, and the other party may proceed in reliance thereon but shall not be required so to proceed.

     (b) Subject to the last sentence of subparagraph (a) of this Paragraph any such Transaction shall proceed only if Seller furnishes or has furnished to Buyer its most recent available audited statement of its financial condition and its most recent subsequent unaudited statement of its financial condition.

     (c) By entering into a Transaction pursuant to this Paragraph, Seller shall be deemed (i) to represent to Buyer that since the date of Seller's latest such financial statements, there has been no material adverse change in Seller's financial condition which Seller has not disclosed to Buyer, and (ii) to agree to provide Buyer with future audited and unaudited statements of its financial condition as they are issued, so long as it is a Seller in any outstanding Transaction involving a Plan Party.

19.  Intent

     (a) The parties recognize that each Transaction is a "repurchase agreement" as that term is defined in Section 101 of Title 11 of the United States Code, as amended (except insofar as the type of Securities subject to such Transaction or the term of such Transaction would render such definition inapplicable), and a "securities contract" as that term is defined in Section 741 of Title 11 of the United States Code, as amended.

     (b) It is understood that either party's right to liquidate Securities delivered to it in connection with Transactions hereunder or to exercise any other remedies pursuant to Paragraph 11 hereof, is a contractual right to liquidate such Transaction as described in Sections 555 and 559 of Title 11 of the United States Code, as amended.

20.  Disclosure Relating to Certain Federal Protections

          The parties acknowledge that they have been advised that:

          (a) in the case of Transactions in which one of the parties is a broker or dealer registered with the Securities and Exchange Commission ("SEC") under Section 15 of the Securities Exchange Act of 1934 ("1934 Act"), the Securities Investor Protection Corporation has taken the position that the provisions of the Securities Investor Protection Act of 1970 ("SIPA") do not protect the other party with respect to any Transaction hereunder;

          (b) in the case of Transactions in which one of the parties is a government securities broker or a government securities dealer registered with the SEC under Section 15C of the 1934 Act, SIPA will not provide protection to the other party with respect to any Transaction hereunder; and

          (c) in the case of Transactions in which one of the parties is a financial institution, funds held by the financial institution pursuant to a Transaction hereunder are not a deposit and therefore are not insured by the Federal Deposit Insurance Corporation, the Federal Savings and Loan Insurance Corporation or the National Credit Union Share Insurance Fund, as applicable.


Merrill Lynch Mortgage Capital Inc.      Allied Capital Commercial Corporation

By_________________________________      By___________________________________

Title______________________________      Title________________________________

Date_______________________________      Date_________________________________

                                                                    EXHIBIT 10.4


                          [ALLIED CAPITAL LETTERHEAD]




November 6, 1997

Mr. Timothy M. Loughlin
Merrill Lynch Mortgage Capital Inc.
World Financial Center
North Tower, 8th Floor
New York, NY 10281


Re: Amended and Restated Master Repurchase Agreement among Merrill Lynch Mortgage Capital Inc., Allied Capital Commercial Corporation and Business Mortgage Investors, Inc.

           And

         Master Repurchase Agreement between Merrill Lynch Mortgage Capital Inc. and Allied Capital Commercial Corporation

Dear Tim:

As we discussed, the boards of directors of each of the publicly traded Allied Capital entities have agreed to merge together. Set forth in the following paragraphs is a brief summary of the proposed consolidation (the "Merger") of the Allied Capital entities.

The entities involved in the proposed Merger transaction include Allied Capital Corporation ("Allied I"), and its three wholly-owned subsidiaries, Allied Investment Corporation, Allied Capital Financial Corporation and Allied Development Corporation; Allied Capital Corporation II ("Allied II"), and its two wholly-owned subsidiaries, Allied Investment Corporation II and Allied Financial Corporation II; Allied Capital Lending Corporation ("Allied Lending"), and its two wholly-owned subsidiaries, Allied Capital SBLC Corporation and Allied Capital Credit Corporation; Allied Capital Commercial Corporation ("Allied Commercial"), and its three qualified REIT subsidiaries, ALCC Acceptance Corporation, ALCC Holdings, Inc. and ALCC Equity, Inc.; and Allied Capital Advisers, Inc. ("Advisers"), and its one wholly owned subsidiary, Allied Capital Property Corporation.

If the Merger is consummated, each of Allied I, Allied II, Allied Commercial and Advisers would merge with and into Allied Lending to form an internally managed investment fund that would operate as a business development company. It is intended that the Merger will be treated as a tax-free reorganization under Section 368 (a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"). Following the Merger, all of the officers and employees of Advisers will become officers and employees, respectively, of Allied Lending.

                         [ALLIED CAPITAL LETTERHEAD]


November 6, 1997
Page 2


The Merger would be effected through a conversion of the respective shares of Allied I, Allied II, Allied Commercial and Advisers into shares of Allied Lending and would be structured as a "statutory merger" pursuant to Section 3-102 of the General Corporation law of the State of Maryland and the Merger is contemplated to close on December 31, 1997 for a number of tax and financial disclosure reasons. The name of the surviving corporation would be changed to Allied Capital Corporation ("ACC"). Allied Investment Corporation and Allied Capital Financial Corporation would be wholly-owned subsidiaries of ACC.

Pursuant to Item 11.(e) of ANNEX I - SUPPLEMENTAL TERMS AND CONDITIONS TO MASTER REPURCHASE AGREEMENT, DATED AS OF MARCH 22,1996, BY AND BETWEEN ALLIED CAPITAL COMMERCIAL CORPORATION AND MERRILL LYNCH MORTGAGE CAPITAL INC. and the documents referred to above, the Obligor (Allied Capital Commerical
Corporation) and Co-Obligor (Business Mortgage Investors, Inc.) cannot merge or consolidate into any entity unless the surviving or resulting entity shell be acceptable to Merrill Lynch Mortgage Capital Inc. Allied Capital Commerical Corporation hereby requests that Merrill Lynch Mortgage Capital Inc. consent to Allied Capital Commercial Corporation merge into Allied Capital Lending Corporation, and allow Allied Capital Lending Corporation to assume the performance of all of the Obligor's duties and obligations. Business Mortgage Investors, Inc. is not merging and will continue to be operated as a stand-alone company.

The merged entity on a pro forma basis would have approximately $802 million in total assets and approximately $422 million in shareholders' equity. The pro forma debt to equity ratio equals 0.85:1; however, this ratio would equal approximately 0.20:1 by the end of January 31, 1998 due to a planned securitization of certain commercial mortgages.

I have enclosed a copy of the joint prospectus that has been filed with the Securities and Exchange Commission for you review that describes the proposed Merger transaction in detail. If you have any questions on the proposed merger or our requests, please call me at (202) 331-2430.

Sincerely,

/s/ JON A. DELUCA

Jon A. DeLuca
Principal & Chief Financial Officer

Enclosure
JAD/jvt

                 Approved:   /s/    TIMOTHY M. LOUGHLIN, JR.
                          ----------------------------------------------
                                    TIMOTHY M. LOUGHLIN, JR.
                                         VICE PRESIDENT